UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2010

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modifications to Rights of Security Holders.

Explanatory Note: This Form 8-K/A is being filed to amend the Form 8-K filed by the Federal Home Loan Bank of Pittsburgh on May 21, 2010. In Appendix A of Exhibit 4.1 to such Form 8-K “Commercial Real Estate Loans” as a category of Membership Assets was inadvertently omitted. Such Appendix A as amended should read as follows:

APPENDIX A
Membership Asset Value Factors

Membership Assets	Factors
US Treasury Securities	97%
US Agency Securities	97%
US Agency MBS	95%
Non-Agency MBS	75%
1-4 Family Residential First Mortgage Loans	75%
Multi-family Mortgage Loans	60%
1-4 Family Residential Second Mortgage Loans	50%
Home Equity Lines of Credit	50%
Commercial Real Estate Loans	50%
Farmland Loans	50%
1-4 Family Residential Construction Loans	40%
Other (nonresidential) Construction Loans	35%
Small Business Loans	40%
Small Farm Loans	40%
Small Agribusiness Loans	40%

In addition Exhibit 99.1, the notice to members dated May 21, 2010, as amended, should also include Commercial Real Estate Loans as set forth above. This amendment is being filed solely to correct the errors in Exhibits 4.1 and 99.1. Except as otherwise noted, the original Form 8-K filed on May 21, 2010 is unaltered hereby.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

May 21, 2010	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary